Exhibit 10.1

MASTER SECURITY AGREEMENT

This Master Security Agreement, dated as of June 30, 2026 (as the same may from time to time be amended, restated, modified or supplemented, this “MSA”), is entered into by and between LIFEWAY FOODS, INC., an Illinois corporation (“Customer”; whose address for purposes of notices hereunder is set forth on Annex A attached hereto and made a part hereof), and CIBC BANK USA, an Illinois state chartered bank, having an address for purposes of notices hereunder at 120 S LaSalle St., Chicago, IL 60603, Attention: Equipment Finance (together with its successors and permitted assigns, "Lender"). If more than one person or entity executes this MSA or any Schedule (as defined below), the liability of all such persons and entities with respect to the Obligations (as defined below) incurred in connection therewith shall be joint and several.

1. FINANCING; DEFINITIONS. This MSA provides general terms and conditions that apply to various loan transactions entered into by the parties for the purpose of financing Customer’s acquisition of certain Equipment (as defined below). Each such loan transaction shall be evidenced by a collateral schedule in form and substance acceptable to Lender and Customer that explicitly incorporates the provisions of this MSA, sets forth the payment terms applicable to such transaction and describes the Equipment to be financed thereby (each, a "Schedule"). Each Schedule shall constitute a separate secured loan transaction between the parties. As used herein: "Affiliate" means, with respect to any person, firm or entity, any other person, firm or entity controlling, controlled by, or under common control with such person, firm or entity, and for this purpose, "control" means the possession, directly or indirectly, of the power (alone or with others) to direct or cause the direction of the management and policies of any such person, firm or entity, whether through the legal or beneficial ownership of voting securities, by contract or otherwise; "Collateral” means the Equipment and all present or future additions, attachments, accessions, or accessories thereto and replacements thereof, all tools, manuals, service records, software and similar information and materials related to such Equipment, and all proceeds therefrom or thereof; provided, however, that “Collateral” shall not include any rents payable to Customer under rental agreements or lease agreements entered into between Customer and third parties with respect to the Equipment; “Credit Agreement” means that certain Amended and Restated Loan and Security Agreement, dated as of May 7, 2018, among Customer and the other entities party thereto as the borrowers thereunder and Lender (as amended and as the same may from time to time be further amended, restated or otherwise modified, refinanced or replaced); "Equipment" means machinery, equipment, spare parts, manuals, and other accessions or accessories thereto as well as all associated warranties and other rights now owned or hereafter acquired by Customer, wherever the same may be located and which is described in a Schedule; "Obligations" means all indebtedness, obligations and liabilities of Customer owing to Lender under this MSA and all Schedules, of every kind, nature and description, including, without limitation, all principal, interest, prepayment fees and other charges and expenses. As used herein with respect to any Obligation, Equipment or Collateral, the following terms shall have the meanings or values defined or assigned to them in the applicable Schedule: "Equipment Location(s)"; "Payments"; and "Payment Dates”. To the extent not otherwise specifically defined in this MSA, unless the context otherwise requires, all other terms contained in this MSA shall have the meanings assigned or referred to them in the Uniform Commercial Code in force in the State of Illinois (the "UCC") to the extent the same are used or defined therein.

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2. CUSTOMER REPRESENTATIONS, WARRANTIES, COVENANTS. Customer hereby represents and warrants to and covenants with Lender that, as of the date hereof and for so long as any Obligations shall remain outstanding: (a) Customer is duly organized and is existing in good standing under the laws of its jurisdiction of organization and is duly qualified and in good standing in those jurisdictions where the conduct of its business or the ownership of its properties requires qualification; (b) Customer has full power and authority to own the Collateral, to enter into and perform this MSA, each Schedule and any other document or instrument delivered in connection herewith and to incur the Obligations; (c) Customer's chief executive office is located at the address set forth on Annex A hereto; (d) Customer utilizes no trade names in the conduct of its business; (e) Customer has not changed its name, been the surviving entity in a merger, acquired any business; or changed the location of its chief executive office within the previous five years, except as may have been specifically disclosed to Lender in writing prior to the date hereof; (f) the execution and performance of this MSA, each Schedule and any other document or instrument delivered in connection herewith do not violate any agreement or arrangement which Customer has with any third party and will not result in the creation or imposition of any lien or encumbrance upon any of the Collateral, except in favor of Lender pursuant hereto; (g) this MSA, each Schedule and any document or instrument delivered in connection herewith and the transactions contemplated hereby or thereby are duly authorized, executed and delivered, and this MSA, each Schedule and such other documents and instruments constitute valid and legally binding obligations of Customer and are enforceable against Customer in accordance with their respective terms; (h) Customer has filed all federal, state and local tax returns and other reports as is required to file and has paid or made adequate provision for payment of all such taxes, assessments and other governmental charges; (i) there are no pending or threatened actions or proceedings before any court or administrative agency which materially adversely effect Customer's financial condition or operations; (j) no representation, warranty or statement by Customer contained herein or in any certificate or other document furnished or to be furnished by Customer pursuant hereto contains or at the time of delivery shall contain any untrue statement of material fact, or omits, or shall omit at the time of delivery, to state a material fact necessary to make it not misleading; (k) Customer shall furnish Lender: (i) within 90 days after the last day of each fiscal year of Customer, a consolidated financial statement including a balance sheet, income statement, statement of retained earnings and a statement of cash flows, each prepared in accordance with generally accepted accounting principles consistently applied and audited by an independent certified public accountant satisfactory to Lender; (ii) within 45 days after the end of each fiscal quarter of each fiscal year of Customer, financial statements similar to those described in the immediately preceding clause, prepared by Customer and certified by the chief financial officer of Customer (or other officer as permitted by the Credit Agreement); and (iii) promptly upon request of Lender, in form satisfactory to Lender, such other and additional information as Lender may reasonably request from time to time; (l) Customer shall permit Lender, through its authorized attorneys, accountants and representatives, to inspect and examine the Collateral and the books, accounts, records, ledgers and assets of every kind and description of Customer with respect thereto on an annual basis, at reasonable times and upon reasonable notice, provided, however, Lender (or its authorized attorneys, accountants and representatives) may inspect and examine the Collateral and any such books, accounts, records, ledgers and assets at any time and without notice following the occurrence of a Default; (m) Customer shall promptly inform Lender of any Defaults (defined below) or any events or changes in the financial condition of Customer occurring since the date of the last financial statements of Customer delivered to Lender which, individually or cumulatively, when viewed in light of prior financial statements, may result in a material adverse change in the financial condition of Customer; (n) Customer shall pay or deposit promptly when due all sales, use, excise, personal property, income, withholding, corporate, franchise and other taxes, assessments and governmental charges upon or relating to its ownership or use of any of the Collateral and submit to Lender proof satisfactory to Lender that such payments and/or deposits have been made; (o) Customer shall at any time and from time to time upon request of Lender, execute and deliver to Lender, in form and substance satisfactory to Lender, such documents as Lender shall deem necessary or desirable to perfect or maintain perfected the security interest of Lender in the Collateral or which may be necessary to comply with the provisions of the law of any jurisdiction in which Customer may then be conducting business or in which any of the Collateral may be located; (p) Customer shall provide written notice to Lender at least thirty (30) days prior to any change in Customer’s name or jurisdiction or form of organization; and (q) Customer is and will remain in full compliance with all applicable laws including, without limitation, by (1) ensuring that neither Customer nor any person who owns a controlling interest in or otherwise controls Customer is or shall be (A) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation, or (B) a person designated under Sections 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (2) complying with all applicable Bank Secrecy Act (“BSA”) laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations.

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3. COLLATERAL REPRESENTATIONS, WARRANTIES, COVENANTS. Customer hereby further represents and warrants to and covenants with Lender that, as of the date hereof and for so long as any Obligations shall remain outstanding: (a) Customer is the sole and exclusive owner of the Collateral free and clear of all rights, title, security interests, encumbrances or liens of any other party, and Customer will defend the Collateral against all claims and demands of all persons at any time claiming any interest therein: (b) the Equipment is personal property even though the Equipment may hereafter become attached or affixed to real property; (c) the Equipment Location(s), if not owned by Customer, are leased by Customer pursuant to valid leases or rental agreements which permit the possession, use and operation of the Equipment at said locations and which allow Lender, subject to Section 2(l) above, to enter said premises to inspect the Equipment, review any books and records of Customer and/or, following the occurrence of a Default, take possession of the Equipment in accordance with the terms hereof; (d) Customer shall provide Lender with disclaimers and waivers from landlords, mortgagees and other persons holding any interest or claim in and to any Equipment location or any Collateral, acceptable in all respects to Lender, which may be necessary or advisable in the sale discretion of Lender to confirm that the first priority security interest and rights of tender in the Collateral are and will remain valid against all other parties; (e) the Equipment is in the possession of Customer at the Equipment Location(s) specified in the applicable Schedules therefore, and shall not be removed therefrom without the prior written consent of Lender, which consent shall in any event be conditioned upon Customer having completed all notifications, filings, recordings, and other actions in such new location as Lender may require to protect and perfect Lender's interests in the Collateral; (f) Customer shall not, without the prior written consent of Lender, sell, offer to sell, or in any other manner dispose of any Equipment, except that Customer may rent or lease the Equipment in the ordinary course of business to third parties (including its Affiliates), provided that any such renting or leasing shall not relieve Customer from primary liability for the Obligations; (g) Customer will not, directly or indirectly, create, incur or permit to exist any lien, encumbrance, mortgage, pledge, attachment or security interest on or with respect to the Equipment except in favor of Lender under the terms of this MSA and the applicable Schedule; (h) Customer shall deliver to Lender any and all evidence of ownership of, and certificates of title to, any and all of the Equipment; (i) Customer shall permit the Equipment to be used only within the continental United States by qualified personnel solely for business purposes and the purpose for which it was designed and at its sole expense, shall service, repair, overhaul and maintain the Equipment in the same condition as when received, ordinary wear and tear excepted, in good operating order, consistent with prudent industry practice (but, in no event less than the same extent to which Customer maintains other similar equipment in the prudent management of its assets and properties) and in compliance with all applicable laws, ordinances, regulations, and conditions of all insurance policies required to be maintained by Customer under the MSA and any manuals. orders, recommendations, instructions and other written requirements as to the repair and maintenance of the Equipment issued at any time by the vendor and/or manufacturer thereof; (j) Customer shall furnish to Lender such information concerning the condition, location, use and operation of the Equipment as Lender may request; (k) subject to Section 2(l) above, Customer shall permit any person designated by Lender to visit and inspect the Equipment and any records maintained in connection therewith, provided, however, that the failure of Lender to inspect the Equipment or to inform Customer of any noncompliance shall not relieve Customer of any of its Obligations hereunder; (l) if any Equipment does not comply with the requirements of this MSA, Customer shall, within 30 days of written notice from Lender, bring the applicable Equipment into compliance with the provisions hereof; and (m) Customer shall not use any Equipment, nor allow the same to be used, for any unlawful purpose, nor in connection with any property or material that would subject the Lender to any liability under any state or federal statute or regulation pertaining to the production, transport, storage, disposal or discharge of hazardous or toxic waste or materials, except in compliance with all statutes, regulations and rules relating to the transportation of hazardous materials, including, without limitation, any regulations promulgated by the United States Department of Transportation and its subagencies.

4. SELECTION AND USE OF EQUIPMENT; DISCLAIMER OF WARRANTIES. Customer has selected the Equipment and the manufacturer and or supplier thereof based on its own judgment, and expressly disclaims any reliance upon any statements or representations made by Lender. If the Equipment is not delivered, is not properly installed, does not operate as warranted by the manufacturer or supplier thereof, becomes obsolete, or is unsatisfactory for any reason whatsoever, Customer shall make all claims on account thereof solely against the manufacturer or supplier thereof and not against Lender. Customer acknowledges that neither the manufacturer or supplier of the Equipment, nor any sales representative or agent thereof, is an agent of Lender, and no agreement or representation as to the Equipment or any other matter by any such sales representative or agent of the manufacturer or supplier shall in any way affect any of the Schedules or the Obligations.

LENDER IS NOT THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT, NOR THE AGENT THEREOF, AND MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT, ITS FITNESS FOR A PARTICULAR PURPOSE, ITS DESIGN OR CONDITION, ITS CAPACITY OR DURABILITY, THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE MANUFACTURE OR ASSEMBLY OF THE EQUIPMENT, OR THE CONFORMITY OF THE EQUIPMENT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER RELATING THERETO, OR PATENT INFRINGEMENTS, AND LENDER HEREBY DISCLAIMS ANY SUCH WARRANTY. LENDER IS NOT RESPONSIBLE FOR ANY REPAIRS OR SERVICE TO THE EQUIPMENT, DEFECTS THEREIN, OR FAILURES IN THE OPERATION THEREOF.

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5. RISK OF LOSS AND DAMAGE; INSURANCE. Customer assumes all risk of loss, damage or destruction to the Equipment from whatever cause and for whatever reason. If all or a portion of the Equipment shall become lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for use for any reason, or in the event of any condemnation, confiscation, theft or seizure or requisition of title to or use of such item, Customer shall immediately pay to Lender an amount equal to the outstanding principal balance of the applicable Schedule with respect to such Equipment as of the next following Payment Date, plus all accrued interest thereon, the applicable prepayment fee set forth in such Schedule and all other Obligations then due and owing under the Schedule and this MSA as it relates to such Schedule. Customer, at its own expense, shall maintain all risk property insurance covering the Equipment with coverage limits equal to the greater of (i) the outstanding principal balance owing under any Schedule with respect to such the Equipment; or (ii) such Equipment’s full replacement value, and shall maintain public liability and, with respect to Equipment that is over-the-road vehicles, automotive liability insurance, against such risks and for such amounts as Lender may require. All such insurance shall (a) be with companies rated "A-" or better by A.M. Best Company, in such form as Lender shall approve, (b) designate Lender as loss payee with respect to property insurance and as additional insured with respect to liability insurance; (c) provide for notice to Lender in accordance with the policy provisions and in any event at least 30 days' prior written notice of any material change, cancellation or non-renewal of coverage, (d) be primary, without right of contribution from any other insurance carried by Lender and contain waiver of subrogation and "breach of warranty" provisions satisfactory to Lender, and (e) provide that all amounts payable by reason of loss or damage to Equipment shall be payable solely to Lender, unless Lender otherwise agrees. Customer shall provide Lender with certificates of insurance evidencing compliance with the foregoing requirements upon the execution of any Schedule and promptly upon any renewal of any required policy.

6. EVENTS OF DEFAULT . An "Event of Default" under this MSA and each Schedule shall be deemed to have occurred upon the occurrence or existence of any one or more of the following events or conditions (each a "Default") after the giving of any required notice (if any is mentioned below) or the passage of any required period of time (any is mentioned below) with respect to such Default: (a) Customer shall fail to make any Payment due under any Schedule within three (3) business days of its due date; (b) Customer shall fail to obtain or maintain any of the insurance required under this MSA or any Schedule; (c) Customer shall fail to perform or observe any other covenant, condition or agreement under this MSA or any Schedule, and such failure continues for 30 days after written notice thereof by Lender to Customer; (d) any representation, warranty or other written statement made to Lender by Customer in connection with this MSA, any Schedule or other Obligation, or by any guarantor of the Obligations (a “Guarantor”) pursuant to any guaranty, including in any financial statements, proves to have been incorrect in any material respect when made; provided that if any such misstatement is capable of being remedied and no other Defaults have occurred as result of such misstatement, Customer may correct such misstatement by delivering a written correction of such misstatement to Lender, in form and substance reasonably satisfactory to Lender, within thirty (30) days of obtaining knowledge of such misstatement; (e) Customer (i) enters into any merger or consolidation with any entity, or sells or transfers all or any materially substantial portion of its assets to any entity, (ii) ceases doing business as a going concern, (f) (i) if Customer is a privately held entity, enters into or suffers any transaction or series of transactions as a result of which Customer is directly or indirectly controlled by persons or entities not directly or indirectly controlling Customer as of the date hereof, or (ii) if Customer is a publicly held entity, there shall be a change in the ownership of Customer's stock or other equivalent ownership interest such that Customer is no longer subject to the reporting requirements of, or no longer has a class of equity securities registered under, the Securities Act of 1933 or the Securities Exchange Act of 1934; (g) Customer undertakes any general assignment for the benefit of creditors or commences any voluntary case or proceeding for relief under the federal bankruptcy code, or any other law for the relief of debtors, or takes any action to authorize or implement any of the foregoing; (h) the filing of any petition or application against Customer under any law for the relief of debtors, including proceedings under the federal bankruptcy code, or for the subjection of property of Customer to the control of any court, receiver or agency for the benefit of creditors if such petition or application is consented to by Customer or is otherwise not dismissed within 60 days from the date of filing; (i) any default occurs under any other lease, credit or other agreement or instrument to which Customer and Lender or any Affiliate of Lender are now or hereafter party; (j) an “Event of Default” occurs under the Credit Agreement; (k) any default occurs under any other agreement or instrument to which Customer is a party and under which there is outstanding, owing or committed an aggregate amount greater than $50,000.00 and such default shall (i) consist of the failure to pay such debt within three (3) business days when due, whether by acceleration or otherwise, or (b) accelerate the maturity of such debt or permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such debt to become due and payable (or require Customer to purchase or redeem such debt or post cash collateral in respect thereof) prior to its expressed maturity; (l) any attempted repudiation, breach or default of any guaranty by any Guarantor; (m) the occurrence of any event described in clauses (d) through (k) above with reference to any Guarantor; or (n) the occurrence of any event that Lender reasonably determines would have a material and adverse effect on the business or financial condition of Customer or Guarantor or on the ability of Customer or any Guarantor to pay or perform the Obligations. Customer shall promptly notify Lender of the occurrence of any Event of Default or the occurrence or existence of any event or condition which, upon the giving of notice or lapse of time, or both, would constitute an Event of Default. Notwithstanding the aforementioned, if Customer enters into a credit agreement with a lender other than the Lender of the Credit Agreement as of the date of the MSA, or a credit agreement ceases to exist after the date of the MSA, the financial covenants in the credit agreement in effect as of the date of the MSA (or as subsequently amended) shall remain in effect until each Schedule maturity date.

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7. RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies enumerated herein (all of which are cumulative and not exclusive of any other right or remedy available to Lender): (a) Lender may declare, at its option, all or any part of the Obligations (including, without limitation, all principal, interest, prepayment fees and other charges and expenses) immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Customer and any endorser, guarantor, surety or other party liable in any capacity for any of the Obligations; (b) Lender shall have the right to enter and/or remain upon the Equipment Location(s) without any obligation to pay rent to Customer or others, or any other place or places where any of the Collateral is located and kept and: (i) remove Collateral therefrom to the premises of Lender or any agent of Lender, for such time as Lender may desire, in order to maintain, collect, sell and/or liquidate the Collateral; (ii) use such premises, together with materials, supplies, books and records of Customer, to maintain possession and/or the condition of the Collateral, and to prepare the Collateral for selling, liquidating or collecting; or (iii) without removing the Collateral from such premises, render the Collateral unusable by the Customer or by any other party in possession thereof or with an interest therein; (c) Lender may require Customer to assemble the Collateral and make it available to tender at a place to be designated by Lender; (d) Lender shall have the right to set-off, without notice to Customer, any and all deposits or other sums at any time or times credited by or due from Lender, to Customer, whether in a special account or other account or represented by a certificate of deposit (whether or not matured) which deposits and other sums shall at all times constitute additional security for the Obligations and may be set-off against all or any part of the Obligation; and (e) Lender shall have, in addition to any other rights and remedies contained in this MSA and any other agreements, guarantees, notes, instruments and documents heretofore, now or at any time or times hereafter executed by Customer and delivered to Lender, all of the rights and remedies of a secured party under the UCC and whatever additional rights or remedies are available to a secured creditor under the law of any applicable jurisdiction. If Lender seeks to take possession of any or all of the Collateral by court process, Customer hereby irrevocably waives any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and waives any demand for possession prior to the commencement of any suit or action to recover with respect thereto. Any notice required to be given by Lender of a sale or other disposition or other intended action by Lender with respect to any of the Collateral or otherwise which is made in accordance with the terms of this MSA at least ten (10) days prior to such proposed action shall constitute fair and reasonable notice to Customer of any such action. Lender shall be liable to Customer only for its gross negligence or willful misconduct in failing to comply with any applicable law imposing duties upon Lender; Lender's liability for any such failure shall be limited to the actual loss suffered by Customer directly resulting from such failure; and in no event shall Lender have any liability to Customer for incidental, consequential, punitive or exemplary damages. All expenses of retaking, holding, preparing for sale, selling or the like and any other expenses incurred by Lender in connection with the exercise of any of its rights and remedies in hereunder shall constitute additional Obligations secured by the Collateral hereunder. If Lender shall employ counsel to commence, defend or intervene, file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this MSA, the Collateral or any other agreement, guaranty, note, instrument or document heretofore, now or at any time or times hereafter executed by Customer and delivered to Lender, or to protect, collect, lease, sell, take possession of or liquidate any of the Collateral, or to attempt to enforce or to enforce any security interest in any of the Collateral, or to enforce any rights of Lender hereunder, whether before or after the occurrence of any Event of Default, or to collect any of the Obligations, then in any or all of such events, all of the reasonable attorneys’ fees and disbursements arising from such services, and any expenses, costs, charges and other sums incurred by or on behalf of Lender relating thereto, shall be part of the Obligations, payable on demand and secured by the Collateral. The net proceeds realized by Lender upon any sale or other disposition of Collateral hereunder shall be applied toward satisfaction of all Obligations until all such Obligations are satisfied and paid in full. Lender shall account to Customer for any surplus realized upon such sale or other disposition (taking into account the potential for disgorgement, clawback or any other obligation to return any funds) and Customer shall remain liable for any deficiency. The commencement of any action, legal or equitable, shall not affect the security interest of Lender in the Collateral until all of the Obligations have been indefeasibly paid in full.

8. ASSIGNMENT. The provisions of this MSA shall be binding upon and shall inure to the benefit of the successors and assigns of Lender and Customer, provided, however, Customer may not assign any of its rights or delegate any of its obligations hereunder without first obtaining the prior written consent of Lender. Lender may, from time to time, without notice to the Customer, sell, assign, transfer, participate, pledge or otherwise dispose of all or any part of the Obligations and/or the Collateral therefore. In such event, each and every immediate and successive purchaser, assignee, transferee, participant, pledgee, or holder of all or any part of the Obligations and/or the Collateral under a particular Schedule (each, a "Holder") shall have the right to enforce this MSA, by legal action or otherwise, for its own benefit as fully as if such Holder were herein by name specifically given such rights. Customer agrees that the rights of any such Holder hereunder or with respect to the related Obligations shall not be subject to any defense, set off or counterclaim that Customer may assert or claim against Lender, and that any such Holder shall have all of the Lender's rights hereunder but none of the Lender's obligations. Lender shall have an unimpaired right to enforce this MSA for its benefit with respect to that portion of the Obligations Lender has not sold, assigned, transferred, participated, pledged or otherwise disposed of.

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9. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS MSA, ALL SCHEDULES AND THE LEGAL RELATIONS OF THE PARTIES HERETO AND THERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS LAWS. CUSTOMER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION AND VENUE OF THE FEDERAL AND STATE COURTS LOCATED IN THE STATE OF ILLINOIS FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE JURISDICTION OR VENUE OF SUCH COURTS. CUSTOMER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS MSA OR ANY SCHEDULE.

10. INDEMNITY. Customer hereby agrees to defend, indemnify and hold Lender and its affiliates, officers, agents, directors, employees, “controlling persons” (as controlling persons is defined under applicable security laws) and Affiliates (each an “Indemnified Party”) harmless from and against any and all losses, liabilities, claims, damages, judgments, taxes, penalties, costs and expenses (including, without limitation, reasonable attorney fees and court costs now or hereafter arising from the aforesaid enforcement of this clause) arising directly or indirectly from or with respect to (a) the use of the Collateral; (b) the violation of any law, rule, regulation, court order or other proceeding, whether such claims are asserted by any governmental agency, court appointed trustee, receiver or other official or by any other public or private person or entity, and (c) the transactions set forth or described herein, provided that Customer shall not be obligated to indemnify an Indemnified Party for any claims, damages, costs, judgments, penalties and expenses solely to the extent caused by such Indemnified Party’s own gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having competent jurisdiction. In case any action shall be brought against an Indemnified Party based upon any of the above and in respect to which indemnity may be sought against Customer, the Indemnified Party shall notify Customer in writing, and Customer shall be responsible for the defense thereof, including, without limitation, the employment of counsel and other professionals selected by Lender and the payment of all reasonable costs and expenses of Lender and its counsel (including allocated costs of internal counsel). In connection with any such matter, the Indemnified Party shall have the right to negotiate any settlement with the prior written consent of Customer. Upon reasonable determination made by such Indemnified Party, such Indemnified Party shall also have the right to employ separate counsel in any such action and to participate in the defense thereof. Customer shall not be liable for any settlement of any such action effected without Customer’s consent, which consent shall not be unreasonably withheld or delayed, but if settled with Customer’s consent, or, subject to the provisions of this MSA, if there be a final judgment for the claimant in any such action, Customer agrees to indemnify and save harmless the Indemnified Parties from and against any loss or liability by reason of such settlement or judgment. The provisions of this Section 10 shall survive the termination of this MSA and the repayment of the Obligations.

11. MISCELLANEOUS, GENERAL PROVISIONS. Customer agrees to pay on demand all costs and expenses of Lender (including, without limitation, reasonable attorneys' fees and disbursements of internal and external counsel) hereafter incurred in connection with the amendment or modification of this MSA or any Schedule, or any other or additional documentation or transactions concerning the Obligations, or the care, custody, administration, perfection or protection of any of the Collateral or any of Lender's rights or interests therein, including, without limitation, any and all fees and charges for searches of lien records or other public records, and any filing, stamp and other taxes or fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of any UCC financing statements or other recorded instrument. Customer shall execute and deliver to Lender upon Lender's request any and all schedules, forms and other reports, and information, as Lender may deem necessary or appropriate to respond to requirements or regulations imposed by any governmental authorities. Customer shall execute and deliver to Lender upon Lender's request such further and additional documents, instruments and assurances as Lender deems necessary (a) to acknowledge and confirm for the benefit of Lender or any Holder, all of the terms and conditions of all or any part of the Obligations, this MSA and Lender's or Holder's rights with respect thereto and Customer's compliance with all of the terms and provisions of any Obligations, and (b) to preserve, protect and perfect Lender's or Holder's right, title or interest in any Obligation or Collateral, including, without limitation, such UCC financing statements or amendments, corporate resolutions, opinions of counsel, certificates of compliance, notices of assignment or transfers of interests, and restatements and reaffirmation of all Obligations and Customer's representations and warranties with respect thereto as of the dates requested by Lender from time to time. Customer hereby appoints Lender as its attorney-in-fact to execute, sign, file and record UCC financing statements and other lien recordation documents with respect to the Equipment, and Customer agrees to pay or reimburse Lender for any and all filing, recording or stamp fees or taxes arising from any such filings.

IN NO EVENT SHALL LENDER HAVE ANY LIABILITY TO CUSTOMER FOR INCIDENTAL, GENERAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES. ANY CAUSE OF ACTION BY CUSTOMER AGAINST LENDER RELATING TO THIS MSA OR ANY LEASE OR LOAN OR RELATED AGREEMENT SHALL BE BROUGHT WITHIN THE EARLIER OF (I) THE DATE CUSTOMER KNOWS OR SHOULD HAVE KNOWN OF SUCH CAUSE OF ACTION OR (II) EIGHTEEN (18) MONTHS AFTER SUCH CAUSE OF ACTION FIRST ARISES, AND CUSTOMER HEREBY WAIVES THE BENEFIT OF ANY LONGER PERIOD PROVIDED BY STATUTE.

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THIS MSA AND EACH SCHEDULE (AND ANY PROMISSORY NOTE EXECUTED IN CONNECTION THEREWITH) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES CONCERNING LENDER'S RIGHTS AND SECURITY INTERESTS IN THE COLLATERAL AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. CUSTOMER ACKNOWLEDGES AND CERTIFIES THAT NO SUCH ORAL AGREEMENTS EXIST. THIS MSA AND ANY SCHEDULE MAY NOT BE AMENDED, NOR MAY ANY RIGHTS UNDER THIS MSA AND ANY SCHEDULE BE WAIVED, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM SUCH AMENDMENT OR WAIVER IS ASSERTED WHICH SPECIFICALLY REFERENCES THIS MSA OR THE APPLICABLE SCHEDULE. The failure of Lender at any time or times hereafter to require strict performance by Customer of any of the provisions, warranties, terms and conditions contained in this MSA, any Schedule or in any other agreement, guaranty, note, instrument or document now or at any time or times hereafter executed by Customer and delivered to Lender shall not waive, affect or diminish any right of Lender at any time or times hereafter to demand strict performance thereof. No rights of Lender hereunder shall be deemed to have been waived by any act or knowledge of Lender, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer of Lender and directed to Customer specifying such waiver. No waiver by Lender of any of its rights on one occasion shall operate as a waiver of any other of its rights on a future occasion. All demands, notices, requests, consents, waivers and other communications concerning this MSA or any Schedule shall be in writing and shall be deemed to have been duly given when personally delivered or the business day after delivery to a reputable overnight carrier, charges prepaid, addressed to each party at the address provided in the initial paragraph hereof or at such other address as may hereafter be designated in writing by such party to the other. Wherever possible, each provision of this MSA and each Schedule shall be interpreted in such manner as to be effective and valid under applicable law. Should any portion of this MSA or any Schedule be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this MSA or the applicable Schedule, and this MSA and such Schedule shall be interpreted to uphold the remainder of such provision or provisions notwithstanding such invalidity; furthermore, the entirety of this MSA shall continue in full force and effect in all other jurisdictions and said remaining portions of this MSA shall continue in full force and effect in the subject jurisdiction as if this MSA had been executed with the invalid portions thereof deleted. This MSA and each Schedule may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. Time is of the essence in the payment and performance of all of the Obligations. The section headings herein are included for convenience only and shall not be deemed to be a part of this MSA. Each reference herein to “Lender” shall be deemed to include its successors and assigns, and each reference to “Customer” and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural, as the context may require, and shall be deemed to include the legal representatives, successors and assigns of Customer, all of whom shall be bound by the provisions hereof.

Delivery of an executed signature page counterpart of this MSA or any Schedule by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this MSA or any such Schedule.  This MSA or any Schedule may be executed and delivered by any electronic or digital means (including, without limitation, .pdf) and the words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this MSA or any Schedule shall be deemed to include electronic signatures, the electronic association of signatures and records on electronic platforms, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, provided that (a) nothing herein shall require Lender to accept electronic signature counterparts in any form or format and (b) Lender reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this MSA or any Schedule and Customer agrees to promptly deliver such manually executed counterpart signature pages.

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12.    JOINT AND SEVERAL. The obligations of each Customer under this MSA and each Schedule are joint and several.  Each reference to the term "Customer" or “Borrower” in this MSA and each Schedule shall be deemed to refer to each Customer; each representation and warranty made by Customer in this MSA and each Schedule shall be deemed to have been made by each Customer; each covenant and undertaking on the part of Customer shall be deemed individually applicable with respect to each Customer; and each Event of Default under this MSA shall be determined with respect to each Customer.  A separate action or actions may be brought and prosecuted against any Customer whether an action is brought against any other Customer or whether any other Customer is joined in any such action or actions.  Each Customer waives any right to require Lender to: (a) proceed against any Customer; (b) proceed against or exhaust any security held from any Customer; or (c) pursue any other remedy in Lender’s power whatsoever.  Notices hereunder required to be provided to Customer shall be effective if provided to any Customer.  Any consent on the part of Customer hereunder shall be effective when provided by any Customer and Lender shall be entitled to rely upon any notice or consent given by any such Customer as being notice or consent given by Customer hereunder.  In the event any obligation of Customer under this MSA or any Schedule is deemed to be an agreement by any individual Customer to answer for the debt or default of another individual Customer (including each other) or as a hypothecation of property as security therefor, each Customer represents and warrants that:  (x) no representation has been made to it as to the creditworthiness of any other obligor, and (y) it has established adequate means of obtaining from each other obligor on a continuing basis, financial or other information pertaining to each other obligor's financial condition.  Each Customer expressly waives any defense available to a guarantor or surety, diligence, demand, presentment, protest and notice of every kind and nature whatsoever, consents to the taking by Lender of any additional security for the obligations secured hereby, or the alteration or release in any manner of any security now or hereafter held in connection with any obligations now or hereafter secured by this MSA or any Schedule, and consents that Lender and any obligor may deal with each other in connection with said obligations or otherwise, or alter any contracts now or hereafter existing between them, in any manner whatsoever, including without limitation the renewal, extension, acceleration, changes in time for payment, and increases or decreases in any rent, rate of interest or other amounts owing, all without in any way altering the liability of each Customer, or affecting any security for such obligations.  Should any default be made in the payment of any such obligations or in the terms or conditions of any security held, Lender is hereby expressly given the right, at its option, to proceed in the enforcement of this MSA and any Schedule independently of any other remedy or security it may at any time hold in connection with such obligations secured and it shall not be necessary for Lender to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce its rights against any Customer.  Each Customer further waives any right of subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid to Lender by any Customer.

(Remainder of page intentionally left blank; signature page follows)

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IN WITNESS WHEREOF, the parties have caused this Master Security Agreement to be executed and delivered by their respective duly authorized officers or representatives as of the date first above written.

LENDER:

CIBC BANK USA

By: /s/ Jay T. Majka

Name: Jay T. Majka

Title: Managing Director

CUSTOMER:

LIFEWAY FOODS, INC.

By: /s/ Eric Hanson

Name: Eric Hanson

Title: Chief Financial and Accounting Officer

Signature Page to

Master Security Agreement

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ANNEX A

TO MASTER SECURITY AGREEMENT

Notice Address: Lifeway Foods, Inc. 6431 West Oakton Street Morton Grove, IL 60053 Attn: Chief Financial and Accounting Officer Email: erich@lifeway.net

Chief Executive Office/Principal Place of Business: Lifeway Foods, Inc. 6431 West Oakton Street Morton Grove, IL 60053

Signature Page to

Master Security Agreement

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INTERIM FUNDING AGREEMENT

THIS INTERIM FUNDING AGREEMENT (as the same may from time to time be amended, restated, modified or supplemented, this “Agreement”) is made as of June 30, 2026, by and between LIFEWAY FOODS, INC., an Illinois corporation (“Borrower”), and CIBC BANK USA, its successors and permitted assigns (“Lender”).

Lender and Borrower have heretofore entered into a Master Security Agreement dated as of June 30, 2026 (as same may have been or may be amended, restated, modified or supplemented from time to time, the “Master Agreement”), pursuant to which Lender has agreed to make loans from time to time to Borrower, in order for Borrower to refinance or acquire directly from sellers and/or manufacturers such equipment as more particularly described on collateral schedules executed and delivered from time to time pursuant to the Master Agreement (each, a “Collateral Schedule”).

The manufacturers, dealers, and/or vendors (each, a “Vendor”), and Borrower have heretofore entered (and may hereafter enter) into certain purchase order(s), purchase contract(s), invoice(s) and other documents (collectively, the “Contract”), pursuant to which each Vendor has agreed to sell on the terms and conditions therein set forth, and Borrower has agreed to acquire from such Vendor, the items of new equipment described in Exhibit No. 1 hereto as may be supplemented from time to time (collectively, the “Equipment”).

Borrower has requested that Lender advance loans to Borrower in order to finance deposits, progress payments or other payments relating to the purchase of the Equipment, as required by the Vendor under the Contract and/or refinance the purchase price relating thereto prior to the execution and delivery of one or more Collateral Schedules relating to the Equipment by Lender and Borrower in accordance with the terms specified in this Agreement, including, but not limited to, Exhibit No. 1 attached hereto.

Lender agrees to make Advances (as defined herein) for each item of Equipment upon receipt and satisfactory review of Vendor’s invoice or the purchase order for such Equipment in an amount equal to one hundred percent (100%) of the invoice cost of such Equipment. The aggregate amount of all such Advances at any time outstanding shall not exceed Twenty-Two Million Dollars ($22,000,000) and the obligation for Borrower to repay such Advances shall be evidenced by a Promissory Note (the “Equipment Guidance Line Note”).

Lender is willing to make loans to Borrower, in Lender’s sole discretion, in such amounts, and pay the proceeds of such loans to Borrower or the Vendor, as the case may be, on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1. In order to secure the prompt payment and performance of Borrower’s obligations under the following (collectively referred to hereunder as the “Obligations”): (i) this Agreement and the Equipment Guidance Line Note, and (ii) the Master Agreement and each Collateral Schedule, Borrower does hereby assign and grant to Lender a first priority security interest in and lien on all of Borrower’s right, title and interest in and to: (a) the Equipment, (b) any attachments, accessories and accessions to, and any substitutions or replacements, for the Equipment, (c) the Contract, and (d) any and all cash and non-cash proceeds, and insurance proceeds, of the foregoing. Borrower irrevocably authorizes Lender to file UCC financing statements (“UCCs”), and other filings with respect to the Equipment or any other collateral granted to Lender herein. Without Lender’s prior written consent, Borrower agrees not to file any corrective or termination statements or partial releases with respect to any UCCs filed by Lender pursuant to this Agreement.

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2.(a) From time to time, subject to the terms and conditions hereof, Borrower may request in writing that Lender make a loan to Borrower in order to finance deposits, progress payments or other payments relating to the purchase of the Equipment as required by the Vendor under the Contract and/or refinance the purchase price relating thereto. Upon receipt of such written request together with an Interim Funding Authorization (substantially in the form attached hereto as Exhibit No. 2) and any other documents required by Lender on or before the expiration date specified on Exhibit No. 1 attached hereto (the “Expiration Date”), and provided that: (1) the aggregate amount of all advances then having been made by Lender and then outstanding hereunder, together with the additional requested advance, does not exceed the maximum amount specified on Exhibit No. 1 attached hereto (the “Maximum Amount”); and (2) no Event of Default (as such term is defined in the Master Agreement) or event that with the giving of notice, the passage of time or both would become an Event of Default (such an event, a “Default”) has then occurred, then subject to the terms and conditions of this Agreement, Lender may, at Lender’s sole discretion, make an advance under the Equipment Guidance Line Note to Borrower in an amount equal to or less than the amount requested by Borrower, as determined in Lender’s sole discretion, by advancing such amount to Borrower and/or a Vendor as requested by Borrower in the Interim Funding Authorization. Each advance made by Lender hereunder (whether paid to Borrower or a Vendor), is referred to as an “Advance". Lender’s records with respect to the Advances shall be conclusive and binding on the parties hereto (absent manifest error).

(b) During the Interim Funding Period (as hereinafter defined), Borrower shall pay to Lender interest on each Advance for each day from the date on which such Advance was made by Lender hereunder, at the interest rate specified on Exhibit No. 1 attached hereto (the “Interest Rate”). Interest on each Advance shall be paid in arrears on the first day of each month during the Interim Funding Period; provided, however, that in the event an Advance is made on a date that is ten (10) or fewer days prior to the end of a given month, then the first interest payment on such Advance shall be made on the first day of the month after the first full calendar month after the Advance (e.g., the first interest payment on an Advance made on March 25th would be May 1st ). All interest hereunder shall be calculated on the basis of a year of 360 days and for the numbers of actual days elapsed.

(c) Upon demand by Lender, Borrower shall immediately repay the aggregate principal amount of all Advances plus all accrued and unpaid interest thereon and all other amounts then due and owing under this Agreement.  Upon such demand, all such amounts shall become immediately due and payable without further notice, such further notice being expressly waived.

(d) Amounts (including but not limited to, principal, accrued interest, unpaid balances and fees) due and owing under this Agreement may not be prepaid.

(e) Lender agrees to make Advances under the Equipment Guidance Line Note, provided that after giving effect to such Advances, the outstanding principal balance of all Advances will not at any time exceed the Maximum Amount. Notwithstanding anything to the contrary, it is understood and agreed that the making of any Advance shall be in the sole discretion of Lender, and Lender shall have no obligation to advance sums in connection with the Equipment Guidance Line Note unless Lender, in its sole discretion, desires to do so (even if Borrower is in compliance with all terms and conditions of this Agreement and any other document).  Within the foregoing limits and subject to the terms and conditions set forth herein, Borrower may borrow and reborrow the Advances.

3.The period from the date on which an Advance is made by Lender hereunder through the date of execution and delivery of a Collateral Schedule (substantially in the form attached hereto as Exhibit No. 3) by Lender and Borrower with respect to the Equipment as to which such Advance was made, is referred to as the “Interim Funding Period”. Upon the execution and delivery of a Collateral Schedule by Lender and Borrower, all Advances outstanding on the date of such Collateral Schedule (the “Conversion Date”) shall be converted by Lender into a loan evidenced by such Collateral Schedule.  Lender shall have the sole discretion to determine the pricing, fees, structure, terms and provisions of the Collateral Schedule and the loan evidenced thereby. Such loan shall be based on market conditions on the Conversion Date. Borrower shall have the option to select a fixed or floating interest rate for such loan.  Notwithstanding anything to the contrary contained herein, such conversion shall be conditioned upon: (i) Lender obtaining satisfactory credit approval, (ii) Borrower and any guarantor of any of the Obligations, as applicable, shall be in compliance with the financial covenants set forth in the Credit Agreement (as defined in the Master Agreement), and (iii) such other conditions as Lender may require in its sole discretion.  Borrower hereby agrees to execute and deliver any agreements, instruments, amendments or other documents requested by Lender to implement the terms and provisions of each such loan evidenced by a Collateral Schedule and otherwise in connection therewith.  The conversion of the Advances shall not reduce the availability under the Equipment Guidance Line Note. The original principal amount specified on such Collateral Schedule shall be determined by Lender, at Lender’s sole discretion, and not less than the sum of: (a) the aggregate amount of Advances then having been paid by Lender hereunder with respect to such Equipment, plus (b) any then unpaid portion of the interest from the date on which each such Advance was made by Lender hereunder through the date of execution of such Collateral Schedule, at the Interest Rate.

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4.Notwithstanding the foregoing, if Borrower fails to comply with any of the terms hereof or an Event of Default or a Default occurs under the Master Agreement, or Lender revokes its commitment to Borrower with respect to the financing of the Equipment, this Agreement shall be in default and the aggregate amount of all Advances then having been made hereunder, together with all accrued and unpaid interest thereon, shall become immediately due and payable without further notice, such further notice being expressly waived, and Borrower shall be liable to Lender for reasonable attorney's fees and costs of suit, and Lender (at its sole discretion) may hereunder and the parties shall take all actions reasonably required to return the parties to the position in which they would have been had this Agreement not been entered into. The remedies of Lender, as provided herein or in the Master Agreement or as otherwise available at law or in equity, shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

5.This Agreement cannot be canceled or terminated by Borrower. Borrower’s obligation to pay all amounts required under the terms of this Agreement when due is absolute and unconditional, and not subject to any abatement, deferment, reduction, setoff, defense, counterclaim, recoupment or other right which Borrower may have against Vendor, any manufacturer or supplier of the Equipment, or anyone else, for any reason whatsoever.

6.Borrower hereby agrees to indemnify, defend and hold Lender and Lender’s successors and assigns and their respective officers, directors, employees, agents and affiliates, harmless from and against any and all losses, liabilities, costs and expenses (including, without limitation, attorneys’ fees and costs related this Agreement or the enforcement of this Agreement) arising directly or indirectly from any claims of any nature by the Vendor or other third parties arising out of or relating to this Agreement, the Contract or the Equipment, including, without limitation, strict liability and product liability, unless resulting solely from acts or conduct of Lender constituting gross negligence or willful misconduct.

7.LENDER AND BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH LENDER AND/OR BORROWER MAY BE PARTIES ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS AGREEMENT. IT IS HEREBY AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE PARTIES AND THE PARTIES HEREBY ACKNOWLEDGE THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

8.This Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties hereto. This Agreement may not be assigned by Borrower without the prior written consent of Lender.

9.All notices and other communications hereunder shall be in writing, personally delivered, delivered by overnight courier service or sent by certified mail, return receipt requested, addressed to the parties at the respective addresses set forth beneath the signature of such party, or to such other address as such party shall from time to time designate in writing to the other parties; and shall be effective from the date of receipt.

10.This Agreement, the Equipment Guidance Line Note, the Master Agreement and the Contract constitute the entire agreement among the parties with respect to the subject matter hereof and shall not be amended or altered in any manner except by a document in writing executed by all of the parties. This Agreement shall not be effective unless and until accepted by execution by an officer of Lender at the address, in the State of Illinois, as set forth below the signature of Lender. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE) INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. The parties agree that any action or proceeding arising out of or relating to this Agreement may be commenced in any state or Federal court located in Cook County in the State of Illinois, and agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address hereinbelow set forth, or as it may provide in writing from time to time, or as otherwise provided under the laws of the State of Illinois.

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11. This Agreement may be executed in on or more counterparts, each of which counterparts shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Photocopies or facsimile transmissions of signatures shall be deemed original signatures and shall be fully binding on the parties to the same extent as original signatures.

12. Delivery of an executed signature page counterpart of this Agreement by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.  This Agreement may be executed and delivered by any electronic or digital means (including, without limitation, .pdf) and the words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement shall be deemed to include electronic signatures, the electronic association of signatures and records on electronic platforms, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, provided that (a) nothing herein shall require Lender to accept electronic signature counterparts in any form or format and (b) Lender reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Agreement and Borrower agrees to promptly deliver such manually executed counterpart signature pages.

13. Each of Lender and Borrower agree that the terms and provisions of the Master Agreement, including, but not limited to, the representations, warranties, covenants, indemnities, events of default and remedies, are in full force and effect and incorporated in this Agreement.

14.Time is of the essence in the payment and performance of all Obligations.  In the event any amount is due hereunder is not paid when due, declared due, or demanded by the Lender, Borrower agrees to pay an administrative and late charge equal to the lesser of: (a) five percent (5%) of the amount of such overdue amount, or (b) the maximum charges allowable under applicable law. In addition, Borrower shall pay default interest on any amount payable hereunder (by reason of acceleration or otherwise) not paid when due at a rate of interest equal to the lesser of: (a) two percent (2%) per annum, or (b) the maximum rate of interest allowable under then applicable law plus the interest rate otherwise payable thereon.  Each payment hereunder shall be made in lawful money of the United States and shall be payable to such account or address as Lender shall from time to time direct Borrower. Whenever any payment to be made under this Agreement shall be stated to be due on a Saturday, Sunday, a public holiday, or the equivalent for banks generally under the laws of the State of Illinois (a “Business Day”), such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the payment of interest. All amounts received hereunder or in respect of this Agreement shall be applied first, to accrued late charges, default interest, prepayment fees and any other costs and expenses due and owing hereunder or under the terms of this Agreement; second, to accrued interest; and third, to unpaid principal. It is the intention of Lender to comply with all applicable usury laws. Accordingly, it is agreed that notwithstanding anything to the contrary contained herein, in no event shall any provision contained herein require or permit interest in excess of the maximum amount permitted by applicable law to be paid by Borrower. If necessary to give effect to these provisions, Lender will, at its option, in accordance with applicable law, either refund any amount to Borrower to the extent that it was in excess of that allowed by applicable law or credit such excess amount against the then unpaid principal balance hereof.  Borrower and all other parties who may be liable (whether as endorsers, guarantors, sureties, or otherwise) for payment of any sum or sums due or to become due under the terms of this Agreement waive diligence, presentment, demand, protest, notice of dishonor, notice of intention to accelerate, notice of acceleration and notice of any other kind whatsoever and agree to pay all costs incurred by Holder in enforcing its rights under this Agreement, including reasonable attorney's fees, and they do hereby consent to any number of renewals or extensions at any time in the payment of this Agreement. No extension of time for payment of this Agreement made by any agreement with any person now or hereafter liable for payment of this Agreement shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Agreement, either in whole or in part.  No delay or failure by Lender hereof in exercising any right, power, privilege or remedy shall be deemed to be a waiver of the same or any part thereof; nor shall any single or partial exercise thereof or any failure to exercise the same in any instance preclude any future exercise thereof, or exercise of any other right, power, privilege or remedy, and the rights and remedies provided for hereunder are cumulative and not exclusive of any other right of remedy available at law or in equity.

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15. The Obligations of each Borrower are joint and several.  Each reference to the term "Borrower" in this Agreement and any Collateral Schedule shall be deemed to refer to each Borrower; each representation and warranty made by Borrower in this Agreement (including the Master Agreement incorporated herein and any Collateral Schedule) shall be deemed to have been made by each Borrower; each covenant and undertaking on the part of Borrower shall be deemed individually applicable with respect to each Borrower; and each Event of Default under this Agreement (including the Master Agreement incorporated herein) shall be determined with respect to each Borrower.  A separate action or actions may be brought and prosecuted against any Borrower whether an action is brought against any other Borrower or whether any other Borrower is joined in any such action or actions.  Each Borrower waives any right to require Lender to: (a) proceed against any Borrower; (b) proceed against or exhaust any security held from any Borrower; or (c) pursue any other remedy in Lender’s power whatsoever.  Notices hereunder required to be provided to Borrower shall be effective if provided to any Borrower.  Any consent on the part of Borrower hereunder shall be effective when provided by any Borrower and Lender shall be entitled to rely upon any notice or consent given by any such Borrower as being notice or consent given by Borrower hereunder.  In the event any obligation of Borrower under this Agreement is deemed to be an agreement by any individual Borrower to answer for the debt or default of another individual Borrower (including each other) or as a hypothecation of property as security therefor, each Borrower represents and warrants that:  (x) no representation has been made to it as to the creditworthiness of any other obligor, and (y) it has established adequate means of obtaining from each other obligor on a continuing basis, financial or other information pertaining to each other obligor's financial condition.  Each Borrower expressly waives any defense available to a guarantor or surety, diligence, demand, presentment, protest and notice of every kind and nature whatsoever, consents to the taking by Lender of any additional security for the Obligations secured hereby, or the alteration or release in any manner of any security now or hereafter held in connection with any Obligations now or hereafter secured by this Agreement, and consents that Lender and any obligor may deal with each other in connection with said Obligations or otherwise, or alter any contracts now or hereafter existing between them, in any manner whatsoever, including without limitation the renewal, extension, acceleration, changes in time for payment, and increases or decreases in any rent, rate of interest or other amounts owing, all without in any way altering the liability of each Borrower, or affecting any security for such Obligations.  Should any default be made in the payment of any such Obligations or in the terms or conditions of any security held, Lender is hereby expressly given the right, at its option, to proceed in the enforcement of this Agreement independently of any other remedy or security it may at any time hold in connection with such Obligations secured and it shall not be necessary for Lender to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce its rights against any Borrower.  Each Borrower further waives any right of subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid to Lender by any Borrower.

16.Borrower agrees that certain capitalized terms used herein are defined as set forth in the Credit Agreement and incorporated in this Agreement as if set forth herein at length, as any of the foregoing may be amended or supplemented from time to time (“Incorporated Provisions”). Any amendments, modifications, or other changes in the terms of any of the Incorporated Provisions shall automatically constitute an amendment to this Agreement without any need for further action or documentation. If the Credit Agreement terminates or otherwise ceases to be in full force and effect (“Termination”), all of the Incorporated Provisions of the Credit Agreement shall survive the Termination and shall continue in full force and effect as a part of this Agreement. At any time after a Termination, Borrower shall promptly, upon Lender’s request, execute and deliver to Lender an amendment to this Agreement, which amendment will expressly incorporate into this Agreement all or any number of the Incorporated Provisions of the terminated Credit Agreement as Lender, in its sole discretion, shall select, as such Incorporated Provisions are in effect immediately prior to the date of Termination.

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IN WITNESS WHEREOF, the parties hereto have caused this Interim Funding Agreement to be duly executed as of the day and year first above set forth.

Lender: CIBC BANK USA	Borrower: LIFEWAY FOODS, INC.
By: /s/ Jay T. Majka Name: Jay T. Majka Title: Managing Director	By: /s/ Eric Hanson Name: Eric Hanson Title: Chief Financial and Accounting Officer
120 S. LaSalle Street Chicago, IL 60603 Attention: Equipment Finance	6431 West Oakton Street Morton Grove, IL 60053 Attn: Chief Financial and Accounting Officer Email: erich@lifeway.net

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EXHIBIT NO. 1

PARAMETERS

Description of Equipment:	The equipment described on Annex A attached hereto and other equipment described in any supplement executed and delivered by Lender and Borrower from time to time hereto.

Maximum Amount:	$22,000,000

Expiration Date:	June 30, 2027

Interest Rate:	The SOFR Interest Rate (defined below) for the Applicable Term SOFR Interest Period (as hereinafter defined) plus 1.65%.

SOFR Interest Rate:	The greater of (a) the per annum rate of interest for the forward looking 1-month Term Secured Overnight Financing Rate, as published by CME Group Benchmark Administration Limited (“CBA”) (or a successor administrator of Term SOFR selected by Lender in its sole discretion) on the date that is (x) in the case of the initial funding of the loan hereunder, the first day of the month of such initial funding and (y) thereafter, the first day of each month, as displayed on the CBA website, currently https://www.cmegroup.com/market-date/cme-group-benchmark-administration/term-sofr.html (or other authoritative source selected by Lender in its sole discretion), or as the 1-month Term Secured Overnight Financing Rate is otherwise determined by Lender in its sole and absolute discretion and (b) 0%. The interest rate change will not occur more often than each month. The first adjustment will occur on the first day of the month following the date hereof. Lender’s determination of the Term SOFR Index shall be conclusive, absent manifest error and shall remain fixed during such month. The Term SOFR Index is not necessarily the lowest rate charged by Lender on its loans. Lender will tell Customer the current Term SOFR Index upon Customer’s request. If Lender determines, in its sole discretion, that the Term SOFR Index has become unavailable or unreliable, either temporarily, indefinitely, or permanently, during the term of this Agreement, Lender may amend this Agreement by designating a substantially similar substitute index. Lender may also amend and adjust the index to include a credit spread adjustment component to accompany the substitute index. The credit spread adjustment component of the index may be positive or negative value, or zero. In making these amendments, Lender may take into consideration any then-prevailing market convention for selecting substitute index and credit spread adjustment for the specific index that is unavailable or unreliable. Such an amendment to the terms of this Agreement will become effective and bind Borrowers after Lender gives written notice to Borrowers without any action or consent of the Borrowers. NOTICE: Under no circumstances will the interest rate on this Agreement be more than the maximum rate allowed by applicable law.

Applicable Term SOFR Interest Period:	A period of one (1) month, or with respect to the initial Term SOFR Interest Period with respect to an Advance, a period from the date such Advance was made through the end of the month on which such Advance was made, commencing on a SOFR Business Day selected by the Lender, anticipated to be the first of the month, whenever applicable. “SOFR Business Day” means any day other than a Saturday or Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

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ANNEX A TO

EXHIBIT NO. 1

PARAMETERS

Description of Equipment

[Collateral]

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EXHIBIT NO. 2

INTERIM FUNDING AUTHORIZATION

Re: Interim Funding Agreement dated as of June 30, 2026 (as same may have been or may be amended, restated, modified or supplemented from time to time, the “Agreement”) executed pursuant to that certain Master Security Agreement dated as of June 30, 2026, between LIFEWAY FOODS, INC., an Illinois corporation (“Borrower”), and CIBC BANK USA (“Lender”).

Lender is hereby irrevocably authorized and directed to remit the amount specified below, which constitutes an Advance under the Agreement, as follows:

Company Name	Address or Wire Transfer Instructions	Amount
INSERT NAME OF PAYEE	PLEASE INSERT REMITTANCE ADDRESS OR WIRE TRANSFER INSTRUCTIONS	$

Dated: ____________ __, 202__	LIFEWAY FOODS, INC.

By:
Name:
Title:

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SCHEDULE A

Equipment Description:

Equipment Location:

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EXHIBIT NO. 3

FORM OF COLLATERAL SCHEDULE

COLLATERAL SCHEDULE NO. [___]

This Collateral Schedule No. [___], dated as of [___], 202[_] (this "Schedule"), is entered into between and among CIBC Bank USA (together with its successors and assigns, "Lender"), and LIFEWAY FOODS, INC., an Illinois corporation (“Borrower”), pursuant to the Master Security Agreement, dated as of June 30, 2026 (as same may have been or may be amended, restated, modified or supplemented from time to time, the "MSA"), between Lender and Borrower, which is incorporated into this Schedule by this reference. Unless otherwise defined in this Schedule, capitalized terms used in this Schedule have the respective meanings assigned to such terms in the MSA. If any provision of this Schedule conflicts with any provision of the MSA, the provisions contained in this Schedule shall prevail. Borrower hereby authorizes Lender to insert the serial numbers and other identification data of the Equipment, dates, and other omitted factual matters or descriptions in this Schedule.

1. Payment Terms.

(a) For value received, Borrower promises to pay to the order of Lender (together with any other holder of this Schedule, thereinafter referred to as the "Holder"), the principal sum of $[___], together with interest thereon as provided herein. This Schedule shall be payable by Borrower to Holder in (i) [__] consecutive installments of principal, each in the amount of $[___] plus interest (each, a "Payment"), which shall be due monthly in arrears on the [___] day of each month (each, a "Payment Date"), commencing on [___], 202_, plus (ii) $__________, to be paid on or before [__], 202_ (the "Maturity Date"). Interest shall accrue on the entire principal amount of this Schedule outstanding from time to time at a [SELECT APPLICABLE RATE: fixed or fluctuating] rate equal to [SELECT ONE: (i) Term SOFR Index plus [ ]% per annum; OR (ii) [___]% per annum] and to be applied from the date hereof until the principal amount of this Schedule is paid in full and shall be due and payable on each Payment Date. All interest hereunder shall be calculated on the basis of a year of 360 days and [SELECT ONE: (i) [FOR FLUCTUATING RATE, INSERT THE FOLLOWING] charged for the actual number of days elapsed; OR (ii) [FOR FIXED RATE, INSERT THE FOLLOWING] each month consisting of 30 days].

[INCLUDE FOR FLUCTUATING RATE: [(b)] “Term SOFR Index” means the greater of (a) the per annum rate of interest for the forward looking 1-month Term Secured Overnight Financing Rate, as published by CME Group Benchmark Administration Limited (“CBA”) (or a successor administrator of Term SOFR selected by Holder in its sole discretion) on the date that is (x) in the case of the initial funding of the loan hereunder, the first day of the month of such initial funding and (y) thereafter, the first day of each month, as displayed on the CBA website, currently https://www.cmegroup.com/market-date/cme-group-benchmark-administration/term-sofr.html (or other authoritative source selected by Holder in its sole discretion), or as the 1-month Term Secured Overnight Financing Rate is otherwise determined by Holder in its sole and absolute discretion and (b) 0%. The interest rate change will not occur more often than each month. The first adjustment will occur on the first day of the month following the date hereof. Holder’s determination of the Term SOFR Index shall be conclusive, absent manifest error and shall remain fixed during such month. The Term SOFR Index is not necessarily the lowest rate charged by Holder on its loans. Holder will tell Customer the current Term SOFR Index upon Customer’s request. If Holder determines, in its sole discretion, that the Term SOFR Index has become unavailable or unreliable, either temporarily, indefinitely, or permanently, during the term of this Schedule, Holder may amend this Schedule by designating a substantially similar substitute index. Holder may also amend and adjust the index to include a credit spread adjustment component to accompany the substitute index. The credit spread adjustment component of the index may be positive or negative value, or zero. In making these amendments, Holder may take into consideration any then-prevailing market convention for selecting substitute index and credit spread adjustment for the specific index that is unavailable or unreliable. Such an amendment to the terms of this Schedule will become effective and bind Borrowers after Holder gives written notice to Borrowers without any action or consent of the Borrowers. NOTICE: Under no circumstances will the interest rate on this Schedule be more than the maximum rate allowed by applicable law.]

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(b)The final Payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid principal amount of this Schedule, together with all accrued and unpaid interest, charges and other amounts owing hereunder.

(c)The entire unpaid principal balance of this Schedule may be prepaid in full (but not in part) upon not less than thirty (30) days prior written notice to Holder, provided that any such prepayment shall be made together with [(a)] all accrued interest and other charges owing hereunder or under the MSA [IF FIXED RATE: and (b) a prepayment fee equal to the percentage of the principal being prepaid set forth in the table below]:

Date of Prepayment	Percentage of Prepaid Principal
From the date of this Schedule through the Maturity Date	1%

The foregoing prepayment fees shall also be due in payable in connection with the loss, damage or destruction of the Equipment under Section 5 of the MSA and as part of the Obligations accelerated following a Default, as described in Section 7 of the MSA. In the event of a casualty (as defined in the MSA) or unscheduled principal payment, Lender reserves the right to adjust the Payment.

(d)Time is of the essence in the payment and performance of all Obligations are evidenced by this Schedule. In the event any Payment or other Obligation payable hereunder is not paid when due, Borrower agrees to pay an administrative and late charge equal to the lesser of (a) five percent (5%) of the amount of such overdue amount, or (b) the maximum charges allowable under applicable law. In addition, Borrower shall pay default interest on any Payment or other Obligation payable hereunder (by reason of acceleration or otherwise) not paid within ten (10) days after the date when due at a rate of interest equal to the lesser of: (a) 1.5 % per month, or (b) the maximum rate of interest allowable under then applicable law.

(e)Each payment hereunder shall be made in lawful money of the United States and shall be payable to such account or address as Holder shall from time to time direct Borrower. Whenever any payment to be made under this Schedule shall be stated to be due on a Saturday, Sunday or a public holiday, or the equivalent for banks generally under the laws of the State of Illinois (a “Business Day”), such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the payment of interest. All amounts received hereunder or in respect of this Schedule shall be applied first, to accrued late charges, default interest, prepayment fees and any other costs and expenses due and owing hereunder or under the terms of the MSA, second, to accrued interest; and third, to unpaid principal. It is the intention of Holder to comply with all applicable usury laws. Accordingly, it is agreed that notwithstanding anything to the contrary contained herein, in no event shall any provision contained herein require or permit interest in excess of the maximum amount permitted by applicable law to be paid by Borrower. If necessary to give effect to these provisions, Holder will, at its option, in accordance with applicable law, either refund any amount to Borrower to the extent that it was in excess of that allowed by applicable law or credit such excess amount against the then unpaid principal balance hereof.

(f)Borrower and all other parties who may be liable (whether as endorsers, guarantors, sureties or otherwise) for payment of any sum or sums due or to become due under the terms of this Schedule waive diligence, presentment, demand, protest, notice of dishonor, notice of intention to accelerate, notice of acceleration and notice of any other kind whatsoever and agree to pay all costs incurred by Holder in enforcing its rights under this Schedule, including reasonable attorney's fees, and they do hereby consent to any number of renewals or extensions at any time in the payment of this Schedule. No extension of time for payment of this Schedule made by any agreement with any person now or hereafter liable for payment of this Schedule shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Schedule, either in whole or in part. No delay or failure by Holder hereof in exercising any right, power, privilege or remedy shall be deemed to be a waiver of the same or any part thereof; nor shall any single or partial exercise thereof or any failure to exercise the same in any instance preclude any future exercise thereof, or exercise of any other right, power, privilege or remedy, and the rights and remedies provided for hereunder are cumulative and not exclusive of any other right of remedy available at law or in equity. The Holder may proceed against all or any of the Collateral securing this Schedule or against any guarantor hereof, or may proceed contemporaneously or in the first instance against Borrower, in such order and at such times following default hereunder as Holder may determine in its sole and absolute discretion. All of Borrower’s obligations under this Schedule are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever. Borrower waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce Borrower 's obligations hereunder, any claim whatsoever against the Holder of this Schedule.

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2. Grant of Security Interest; Equipment Financed; Lien Release. Borrower grants a first priority security interest in and to the Equipment described on Schedule A attached hereto and in all other Collateral related thereto, whether now owned or hereafter acquired and wherever located, in order to secure all Obligations, owing to Lender, including, but not limited to, all Obligations due under this Schedule. For the avoidance of doubt, Borrower acknowledges that the intent of the immediately preceding sentence is that all Obligations owed under all Schedules to the MSA (including this Schedule) are cross-collateralized; provided, however, that Lender acknowledges that, so long as no Default is then in existence, its lien on the Equipment described on Schedule A attached hereto shall be automatically released upon payment in full of all Obligations related solely to this Schedule. All present and after-acquired property or other collateral with respect to which Borrower has or shall mortgage, assign, pledge, encumber or otherwise grant a security interest to Lender shall serve as security and collateral for, and shall also secure the payment and performance of, all liabilities and obligations of Borrower to Lender, whether joint or several, direct or indirect, absolute or contingent, due or become due, and whether presently existing or hereafter arising, to the same extent as if so provided in the original documentation evidencing and/or securing each such liability and obligation. The security interests in any and all property and other collateral mortgaged, assigned, pledged, or in which a security interest has been granted, to Lender for any of the liabilities and obligations of the Borrower to Lender shall not be terminated by Lender until such liabilities and obligations have been fully paid and satisfied and the terms of every security instrument executed by Borrower in favor of Lender have been fully performed. It is further agreed that any and all security interests in all property covered by any security instruments are to be retained, notwithstanding the fact that some, or a portion, of the liabilities or the obligations of Borrower to Lender may become fully paid or performed.

3. Effect of Schedule. Borrower’s execution and delivery of this Schedule constitutes: (a) Borrower's acknowledgment that the Equipment has been unconditionally accepted by the Borrower for all purposes hereunder and under the MSA; (b) Borrower's reaffirmation, as of the date hereof, of all of the representations, warranties and covenants as set forth in the MSA, and Borrower's certification that no Default has occurred and is continuing as of the date hereof; (c) Borrower's representation, warranty and agreement that: (i) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of the Borrower: and (ii) if requested by Lender, the Equipment has been marked or labeled evidencing Lender's interest therein; (d) Borrower's authorization and direction to Lender to make payment to each vendor of the Equipment pursuant to such vendor's invoice or any purchase order, purchase agreement or supply contract; and (e) Borrower's absolute and unconditional obligation and agreement to pay Lender all Payments at the times and in the manner set forth in this Schedule and all other Obligations due hereunder.

4. Equipment Location(s). The Equipment is and will remain located at the location(s) set forth in Schedule A attached hereto.

5.Miscellaneous. This Schedule shall bind the Borrower and its administrators, successors and assigns, and the benefits hereof shall inure to the benefit of the Lender and its successors and permitted assigns; provided, however, that the Borrower may not assign this Schedule in whole or in part without the Lender’s prior written consent and the Lender at any time may assign this Schedule in whole or in part without notice to Borrower.

(Remainder of page intentionally left blank; signature page follows)

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IN WITNESS WHEREOF, the parties have caused this Schedule to be executed and delivered by their respective duly authorized officers or representatives as of the date first above written.

LENDER:	CIBC BANK USA

By:
Name:
Title:

BORROWER:	LIFEWAY FOODS, INC.

By:
Name:
Title:

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SCHEDULE A

Equipment Description:

Equipment Location(s):

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EQUIPMENT GUIDANCE LINE NOTE

$22,000,000.00	June 30, 2026

FOR VALUE RECEIVED and intending to be legally bound, the undersigned, LIFEWAY FOODS, INC., an Illinois corporation (the “Borrower”), promises to pay, in lawful money of the United States of America, to the order of CIBC BANK USA (“Lender”), at the address set forth in the Master Security Agreement dated June 30, 2026 (as it may be supplemented, restated, superseded, amended or replaced from time to time, including on the date hereof, the “Master Security Agreement”) by and between the Borrower and Lender, the aggregate principal sum of TWENTY-TWO MILLION AND 00/100 DOLLARS ($22,000,000.00) or such lesser sum which represents the principal balance outstanding of all Advances pursuant to the provisions of the Interim Funding Agreement dated June 30, 2026 between the Borrower and Lender, the Master Security Agreement and corresponding Collateral Schedules entered into thereunder (collectively, the "Loan Documents"). The outstanding principal balance hereunder shall be payable in accordance with the terms of the Loan Documents. The actual amount due and owing from time to time hereunder shall be evidenced by Lender's records, which shall, in the absence of manifest error, be conclusive evidence of the amount. All capitalized terms used herein without further definition shall have the respective meanings ascribed thereto in the Loan Documents.

THE BORROWER ACKNOWLEDGES THAT THE GUIDANCE LINE IS UNCOMMITTED AND ADVANCES UNDER THE GUIDANCE LINE MAY BE MADE OR DECLINED IN THE SOLE DISCRETION OF LENDER.

The Borrower further agrees to pay interest on the outstanding principal balance hereunder from time to time at the per annum rates set forth in the Loan Documents. Interest shall be calculated in the manner set forth in the Loan Documents and shall be due and payable as set forth therein.

If an Event of Default occurs and is continuing under either the Loan Documents, the unpaid principal balance of this Equipment Guidance Line Note, along with all accrued and unpaid interest, shall become, or may be declared, immediately due and payable, as provided in the Loan Documents. The Obligations evidenced by this Equipment Guidance Line Note are secured by the Collateral.

This Equipment Guidance Line Note may be prepaid only in accordance with the terms and conditions of the Loan Documents.

The Borrower hereby waives protest, demand, notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Equipment Guidance Line Note.

This Equipment Guidance Line Note shall be governed by and construed in accordance with the substantive laws of the State of Illinois, without regard to conflict of laws principles. The provisions of this Equipment Guidance Line Note are to be deemed severable and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions of this Equipment Guidance Line Note which shall continue in full force and effect. No modification hereof shall be binding or enforceable against Lender unless approved in writing by Lender.

This Equipment Guidance Line Note may be initially delivered as a pdf, jpeg, or similar file type to an email or by Adobe Acrobat, provided that promptly following electronic delivery, the Borrower shall deliver an original “wet ink” signature to Lender.

THE BORROWER (AND LENDER BY ITS ACCEPTANCE HEREOF) HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE LOAN DOCUMENTS.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the Borrower has executed these presents the day and year first above written.

LIFEWAY FOODS, INC.

By: /s/ Eric Hanson

Name: Eric Hanson

Title: Chief Financial and Accounting Officer

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